Exhibit 99.1

December 2007 Roadshow Presentation Cowen & Company Conference February 2010

Safe Harbor Statements In addition to our past performance and other historical facts, this presentation contains certain forward-looking information such as our current expectations as to future performance. Such forward-looking information is based on management’s assumptions and analysis that are subject to numerous business risks and uncertainties, including risk and uncertainties that related to acquisitions. There can be no assurance that our assumptions will prove to be accurate in the future. Actual results may differ from these forward-looking statements as a result, among other things, of the factors detailed from time to time in our filings with the Securities and Exchange Commission. Please refer to the Risk Factors contained in the company’s annual report on Form 10-K for the year ended December 31, 2008. LMI AEROSPACE PROPRIETARY

Senior Management Ronald S. Saks CEO, President & Director Lawrence E. Dickinson CFO & Secretary • CEO and President of LMI since 1984 • Previously served as Executive Vice President with Associated Transports, Inc. • CFO of LMI since 1993 • Previously served as a Financial Analyst and Controller for LaBarge, Inc. from 1984 to 1993 LMI AEROSPACE PROPRIETARY

LMI AEROSPACE PROPRIETARY 3 Investment Highlights Demonstrated track record of strong financial performance, with excellent growth outlook 20% Revenue CAGR from 2004 to 2010E 48% Operating Income CAGR from 2004 to 2010E Revenue / customer diversification1 38% services, 62% production and assembly 36% commercial, 23% military, 35% corporate and regional Favorable long-term industry trends toward outsourcing engineering, production and assembly Approximately 70% of our 2010E revenue is associated with long- term contracts Aerostructures segment backlog of $228 million at September 30, 2009 Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers for nearly 60 years with industry-leading quality and reliability Defined organic growth plan and ongoing acquisition program Experienced management team with an average of over 20 years experience and strong industry relationships Revenue2 Operating Income2 (2) 2009E and 2010E reflect midpoint of Company guidance as of 11/6/2009. ($ in Millions) ($ in Millions) (1) Based on 2008 results. D3 82 2004 - 2010E CAGR = 20% 2004 - 2010E CAGR = 48%

Business Overview • A leading provider of design engineering services, structural components, assemblies and kits to the aerospace, defense and technology industries • Produces more than 30,000 types of aerospace parts, kits and assemblies for integration into a variety of civilian and military aircraft platforms • Supports both military and commercial aircraft lifecycles, from conceptual design, analysis and certification through production support, fleet support and service life extensions with over 300 qualified engineers • Locations in 10 cities • Successfully integrated nine acquisitions since 1996 • Revenue of $248 million and $262 million and operating profit of $22 million and $26 million for 2009E and 2010E respectively1 (1) 2009E and 2010E reflects midpoint of Company guidance as of 11/6/2009. LMI AEROSPACE PROPRIETARY

Leading Provider of Assemblies, Kits and Components Gulfstream Fuselage Kit Rotorcraft Machined Components Leading Edge Sikorsky Helicopter Cabin Assembly G250 Inboard Leading Edge 767 Winglet Modification Leading Edge Great customer relationships built over many years around our superior reputation for quality and on-time delivery LMI AEROSPACE PROPRIETARY

Offers Complete Range of Design Engineering Services Airbus A330 Wing Boeing 787 Structural and Boeing Dreamlifter Structural Systems Design and Systems Design Gulfstream G-650 Structural F-35 Wing and Fuselage F-18 Program Management Design and Analysis Well-positioned on corporate, commercial and military platforms LMI AEROSPACE PROPRIETARY

D3 & Intec Acquisitions Offer Design Engineering and Composite Technology Expertise “We will uniquely provide integrated solutions to our aerospace customers though creative and value-driven engineering and manufacturing processes, effectively managed throughout the product life cycle.” Engineering Testing Manufacturing Integrated Design-Build-Test Service • LMI is positioned as a “turnkey” aerospace systems provider • Expanding clean room at Intec and expect to be qualified for manufacturing composites during 2010 • Capitalizes on accelerating trend toward OEM outsourcing of complex aircraft development projects • Enhances the depth of LMI’s management and engineering team — D3 employs over 300 highly skilled engineers; Intec retains a staff of 46 technicians • Adds additional 787 program participation and unique composite materials engineering and testing expertise LMI AEROSPACE PROPRIETARY

Strategic Initiatives • Pursue design-build opportunities • Expand Project Management expertise • Build infrastructure to be ready for multiple design build contracts • Expand value-added product services and solutions • Pursue strategic acquisitions • Leverage strong customer relationships • Size operations to new demand levels • Invest in training and lean for production efficiencies LMI AEROSPACE PROPRIETARY

Mitsubishi Regional Jet Tailcone First Major Design Build Project •Design, tool and fabricate tailcone assembly •PDR scheduled this month in Nagoya, Japan •NRE funded through milestone payments 2009 2010 2011 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr 3rd Qtr First FlightFirst Flight May 2012May 2012 PDR CDR Models Complete Key Milestones Invoicing Milestones Design / Dev Phase Detail Design Phase Tooling Dev & Fab Detail Component Fabrication Assembly & CO

Acquisition Focus . Design and engineering services . Composite technologies . High speed machining 9 . Other complex metal capabilities Enhance portfolio of design and manufacturing capabilities LMI AEROSPACE PROPRIETARY

Strategic Geographic Locations Mukilteo Sun Valley Greenville Savannah Composite HQ Wichita Auburn Tulsa St. Louis Vista Irving Mexicali MachiningForming Processing Distribution Design Dallas San Diego Catoosa Everett LMI AEROSPACE PROPRIETARY

Strong Relationships with OEMs & Tier 1s Exclusive long-term agreements with blue-chip customers LMI AEROSPACE PROPRIETARY

Diversified Across Aerospace Sectors • LMI applies its capabilities across multiple customers and aircraft platforms • Disciplined diversification strategy significantly protects LMI from downturns in the aerospace cycle Full Year 2008 6.5% 34.7% 22.5% 36.3% Corporate and Regional Aircraft Large Commercial Aircraft Military Other (1) Sector revenue breakdown based on FY 2008 results. LMI AEROSPACE PROPRIETARY

LMI Focuses on Diverse Markets Business Aviation Commercial Aerospace Military • • Business aviation heavily impacted by the speed and scale of the global financial crisis; demand fell as corporate profits and personal wealth fell Inventory and pricing levels appear to have bottomed and the weak dollar may boost demand • • After declining in 2009, RPMs are expected to demonstrate growth in 2010 and 2011 Concern about oil prices driving demand for: — Lighter, more fuel-efficient aircraft — Winglet modifications that enhance fuel efficiency • • Rotorcraft demand driven by high utilization and aging fleet Engineering services for military aircraft programs driven by upgrades, maintenance, modification and new aircraft development Jet Deliveries of LMI Aerospace Customers1 Large Commercial Aircraft Deliveries2 Defense Aircraft Procurement Budget ($ in billions) CAGR = 4.1% 668 .7% 970 CAGR=7 $25 20 0 400 $20 2005 2010E 2005 2010E 2005 2010E (1) Includes Gulfstream large cabin aircraft. (2) Includes Boeing and Airbus deliveries. Sources: Wall Street research; Airline Monitor, July 2009; National Defense Budget Estimates for FY 2010. 14 LMI AEROSPACE PROPRIETARY 80 77 63 1,000 $40 $25 CAGR=7.2% $36 $35 800 $30 600

Key Capabilities on a Variety of Platforms

Business Aviation



G-450 / G-550



G-650



MRJ



Design Engineering

- Manufacturing: Fuselage Skins and Components, Wing Skins and Components, Leading Edges, Structural Sheet Metal and Extruded Components
- Design Engineering Services: Wing / Wingbox Design, Winglet Design, Systems Design and Integration, Certification Planning and Support, Tool Design and Fabrication

Commercial Aerospace



767



777



787



737

- Manufacturing: Fuselage Skins and Components, Wing Skins and Components, Leading Edges, Winglet Leading Edges
- Design Engineering Services: Wing / Wingbox Design, Fuselage / Empennage Design, Composite Design Expertise, Weight Improvement Design

Military



F-35



F-18



CH-53



UH-60

- Manufacturing: Helicopter Components, Helicopter Assemblies, Housings and Assemblies for Gun Turrets
- Design Engineering Services: Wing / Wingbox Design, Fuselage / Empennage Design, Composite Design Expertise, Weight Improvement Design, Tool Design and Fabrication, Rapid Prototyping and Test

15 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.

History of Financial Success Guidance for 2009 Guidance for 2010 $ in Millions $ in Millions Revenue $241 $255 Revenue $255 270 Gross Profit Margin 21.6% -22.6% Gross Profit Margin 21.9% -22.8% SG&A $31.4 -$33.6 SG&A $31.4 -$33.6 Interest Expense $1.5 — $1.6 Interest Expense $0.8 - $1.0 Tax Rate 36.5% Tax Rate 36.5% LMI LMI LMI LMI D3 D3 D3 D3 $85.9 $101.1 $123.0 $168.5 $240.7 $248.0 $262.5 $0 $50 $100 $150 $200 $250 $300 LMI LMI LMI LMI D3 D3 D3 D3 $2.5 $10.3 $16.2 $21.4 $25.7 $22.4 $26.2 $0 $5 $10 $15 $20 $25 $30 $ in Millions 2004—2010ECAGR=20% 2004—2010ECAGR=48% Revenue Operating Income $ in Millions 2004 2005 2006 2007 2008 2009E 2010E 2004 2005 2006 2007 2008 2009E 2010E Note: 2009E & 2010E reflect midpoint of Company guidance as of 11/6/09. LMI AEROSPACE PROPRIETARY

Strong Financial Position • Significant liquidity — $80 million revolver with additional $40 million accordion feature — Shelf registration on file with SEC Current Net Debt Position EBITDA1 $ in Millions $ in Millions Cash & Cash Equivalents 2.5 0.0 Revolver 30.0 17.0 Net Debt 27.5 17.0 9/30/09 12/31/09 $7.2 $14.3 $20.3 $27.1 $37.2 $32.3 $35.6 $0 $10 $20 $30 $40 2004 2005 2006 2007 2008 2009E 2010E (1) 2009E & 2010E reflect midpoint of Company guidance as of 11/6/09. EBITDA equals operating profit plus depreciation, amortization, stock compensation expense and goodwill impairment. LMI AEROSPACE PROPRIETARY

LMI AEROSPACE PROPRIETARY 18 Investment Highlights Demonstrated track record of strong financial performance, with excellent growth outlook 20% Revenue CAGR from 2004 to 2010E 48% Operating Income CAGR from 2004 to 2010E Revenue / customer diversification1 38% services, 62% production and assembly 36% commercial, 23% military, 35% corporate and regional Favorable long-term industry trends toward outsourcing engineering, production and assembly Approximately 70% of our 2010E revenue is associated with long- term contracts Aerostructures segment backlog of $228 million at September 30, 2009 Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers for nearly 60 years with industry-leading quality and reliability Defined organic growth plan and ongoing acquisition program Experienced management team with an average of over 20 years experience and strong industry relationships Revenue2 Operating Income2 (2) 2009E and 2010E reflect midpoint of Company guidance as of 11/6/09 ($ in Millions) ($ in Millions) (1) Based on 2008 results. D3 82 2004 - 2010E CAGR = 20% 2004 - 2010E CAGR = 48%

Contact Information For additional information Audrey Crane Executive Office Investor Relations LMI Aerospace, Inc. T: 636-916-2149 E: acrane@lmiaerospace.com LMI Aerospace Headquarters 411 Fountain Lakes Boulevard St. Charles, MO 63301 Tel: (636) 946.6525 Fax: (636) 949.1576 LMI AEROSPACE, INC. PROPRIETARY